AMENDED AND RESTATED PROMISSORY NOTE


Principal Amount:  $875,000.00                                Syracuse, New York
                                                              September 16, 1998

BORROWER:                  PYRAMID SHERLYLE COMPANY
                           1010 James Street
                           Syracuse, New York 13203

BANK:                      FIRST NATIONAL BANK OF ROCHESTER
BANK'S ADDRESS:            35 State Street, Rochester, New York 14614

INTEREST RATE: The interest rate per annum for the initial sixty (60) months shall be equal to seven and one half percent (7.50%). The interest rate per annum for the next sixty (60) months shall be equal to the weekly average of United States Treasury securities adjusted to a constant maturity of five (5) years plus two hundred (200) basis points as published by the United States Federal Reserve Board for the week immediately prior to the fifth (5th) anniversary of the date of this Note. The Principal Amount is being amortized over a twenty (20) year period beginning on October 1, 1998.

PAYMENT SCHEDULE: This Note shall be due and payable in one hundred twenty (120) monthly installments of principal and interest combined, the initial sixty (60) payments to be equal monthly installments of principal and interest of Seven Thousand Forty Eight and 94/100 Dollars ($7,048.94), the next fifty nine (59) installments to be in an amount to be determined in accordance with the foregoing paragraph and a final installment of all remaining principal plus all accrued and unpaid interest, commencing on November 1, 1998 and continuing on the same day of each successive month until payment in full. There shall be a payment of interest only on October 1, 1998 for the period from the date of this Note through and including September 30, 1998. This Note may be prepaid, in whole or in part at any time, but each prepayment must be accompanied by prepayment charges computed as follows: if prepayment is made prior to the first anniversary of the date of this Note, Borrower shall pay Bank a prepayment charge equal to five percent (5.0%) of the principal amount prepaid. If prepayment is made after the first, but before the second, anniversary date of this Note, Borrower shall pay Bank a prepayment charge equal to four percent (4.0%) of the principal amount prepaid. If prepayment is made after the second, but before the third, anniversary date of this Note, Borrower shall pay Bank a prepayment charge equal to three percent (3.0%) of the principal amount prepaid. If prepayment is made after the third, but before the fourth, anniversary date of this Note, Borrower shall pay Bank a prepayment charge equal to two percent (2.0%) of the principal amount prepaid. If prepayment is made after the fourth anniversary date of this Note and before July 1, 2008, Borrower shall pay Bank a prepayment charge equal to one percent (1.0%) of the principal amount prepaid.


NONRECOURSE OBLIGATION: Borrower shall not be liable for the payment of amounts payable under this Note. The sole recourse of the holder of this Note for the collection of such amounts shall be against the property covered by the Mortgage securing this Note and against any other collateral held by the holder as security for this Note; provided, however, that nothing herein contained shall be construed to release or impair the indebtedness evidenced by this Note or the lien of the Mortgage securing this Note. Notwithstanding the foregoing, Borrower shall be liable to Bank for any loss or damage incurred by Bank resulting from
(i) Borrower's  misappropriating any insurance  condemnation proceeds or awards;
(ii) Borrower's failing to turn over rents collected by Borrower following an event of default and an acceleration of the indebtedness evidenced by this Note to a receiver of rents appointed by a court on behalf of the Bank; (iii) Borrower's failing to comply with the provisions of the Mortgage or other loan documents relating to hazardous or toxic substances; (iv) there being any fraud or material misrepresentations by Borrower made in connection with the Bank's loan to Borrower; or (v) Borrower's failing, following an event of default and an acceleration of the indebtedness under the Note, to deliver to the Bank or a court appointed receiver of rents, on demand, all security deposits relating to the property covered by the Mortgage securing this Note.

1. Promise to Pay. FOR VALUE RECEIVED, the Borrower (jointly and severally if more than one) promises to pay to the order of the Bank, the Principal Amount; together with interest in accordance with the Payment Schedule and at the
Interest Rate on the unpaid principal balance hereof from time to time outstanding. Notwithstanding the foregoing, from and after maturity (including any accelerated maturity), all principal and other amounts outstanding and payable under this Note shall bear interest at the rate of three percent (3.0%) per annum above the rate in effect at the time of acceleration or maturity. All interest payable hereunder shall be computed on the basis of the actual number of days elapsed using a three hundred sixty (360) day year.

2. Payment Provisions. All sums payable hereunder are payable in lawful money of the United States of America and in immediately available funds at the Bank's Address or at such place or places as the Bank, its successors or assigns
(collectively, the "Holder"), may designate in writing. If this Note or any payment hereunder becomes due on a Saturday, Sunday or other holiday on which the Bank is authorized to close, the due date of this Note or payment shall be extended to the next succeeding business day, but any interest or fees shall be calculated based on the actual time of payment.

3. Incorporation of Mortgage. This Note is the Note referred to in, and is entitled to the benefits of, the Mortgage Modification and Extension Agreement ("Mortgage") by and between the parties of even date herewith which, among other things, contains provisions (i) for the acceleration of the maturity hereof upon the happening of certain stated events (individually and collectively in the Mortgage and in this Note, an "Event of Default"), and also (iii) for prepayment on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

4. Late Fees. If the entire amount of any principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to six percent (6.0%) of the required payment or Fifty and 00/100 Dollars ($50.00), whichever is greater.

5. Fees and Expenses. The Borrower will pay all expenses incurred by the Holder in connection with the enforcement of the rights of the Holder in connection with this Note and the Mortgage, including, but not limited to, the reasonable fees of its counsel, plus the disbursements of said counsel.

6. Waiver. The Borrower expressly waives presentment, notice of dishonor, protest and notice of non-payment.

7.  Joint  and  Several  Obligations.  If this  Note is  signed by more than one
Borrower,   all  obligations  of  the  Borrower  are  their  joint  and  several obligations.

8. Choice of Law. This Note shall be construed in accordance with and governed by the local laws (excluding the conflict of laws rules, so-called) of the State of New York.


                                              PYRAMID SHERLYLE COMPANY

                                              By: Sherlyle Properties Company


                                              By:    S/ Sherwood Finn
                                                     ________________
                                                     Sherwood Finn, Partner

                              MORTGAGE MODIFICATION
                             AND EXTENSION AGREEMENT


THIS MORTGAGE AGREEMENT ("Mortgage") is made September 16, 1998, by and between PYRAMID SHERLYLE COMPANY, a New York partnership with a place of business at 1010 James Street, Syracuse, New York 13202 ("Mortgagor"), and FIRST NATIONAL BANK OF ROCHESTER, a national banking association organized under the laws of the United States of America with offices at 35 State Street, Rochester, New York 14614 ("Mortgagee").


                                   WITNESSETH:

         WHEREAS, Pyramid Sherlyle Company is the owner of premises located in the County of Onondaga and State of New York, as more particularly described in attached Exhibit "A" (the "Premises"); and

         WHEREAS, the Premises are encumbered by the lien of a certain Mortgage (hereinafter referred to as the "Existing Mortgage"), as more particularly set forth in attached Exhibit "B"; and

         WHEREAS, the Existing Mortgage has been assigned to the Mortgagee; and

         WHEREAS, the parties hereto agree that there is due and owing on the promissory note secured by the Existing Mortgage an aggregate principal balance of Nine Hundred Forty Thousand Four Hundred Fifty Two and 53/100 Dollars ($940,452.53) (the "Existing Note") with interest from the date hereof as hereinafter provided without offset or defense; and

         WHEREAS, the Mortgagor and the Mortgagee each desire to modify and extend the terms of the Existing Mortgage in accordance with the terms, covenants and conditions contained in this Mortgage in order to secure repayment of the indebtedness evidenced by that certain promissory note of even date herewith in the principal sum of Eight Hundred Seventy Five Thousand and 00/100 Dollars ($875,000.00), a true copy of which is attached hereto as Exhibit "C" (which note, together with any and all modifications, amendments, replacements, substitutions, extensions, renewals, consolidations and refundings thereof, is collectively referred to herein as the "Amended and Restated Note").

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties agree as follows:

         1. MODIFICATION

         1.1 Amount Due. There is due and owing on the date hereof, without offset or defense, an aggregate unpaid principal balance of Nine Hundred Forty Thousand Four Hundred Fifty Two and 53/100 Dollars ($940,452.53). Subsequent to modification of the Existing Note, there will be due and owing on the date hereof, without offset or defense, an aggregate unpaid principal balance of Eight Hundred Seventy Five Thousand and 00/100 Dollars ($875,000.00) pursuant to the Amended and Restated Note.

         1.2 Granting Clause. This Mortgage shall constitute a lien on all of the following described premises (collectively hereinafter referred to as the "Mortgaged Premises"), whether now owned or held or hereafter acquired:

         (a) all that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the County of Onondaga, and State of New York being more particularly described on Exhibit "A" annexed (the "Premises").

         (b) all of the Mortgagor's right, title and interest in any and all buildings and improvements now or hereafter erected on the Premises (collectively, the "Improvements"), and all machinery, apparatus, equipment, appliances, floor coverings, furniture, furnishings, supplies, materials, fittings and fixtures of every kind and nature whatsoever, now or hereafter located in or upon, affixed to or intended for use in or upon the Premises
(whether stored thereon or elsewhere), or any part thereof, now owned or hereafter acquired by Mortgagor, and used or usable in connection with any present or future operation or maintenance of the Premises, and all replacements thereof, including, but without limiting the generality of the foregoing, all heating, lighting, ventilating and power equipment, pipes, ducts, pumps, tanks, compressors, engines, motors, conduits, plumbing and cleaning equipment, fire-extinguishing systems, refrigerating and ventilating apparatus, air-cooling and air conditioning apparatus, gas, water and electrical equipment, elevators, escalators, attached cabinets, shelving, partitions, carpeting, communications equipment and all of the right, title and interest of the Mortgagor in and to any equipment which may be subject to any title retention or security agreement superior in lien to the lien of this Security Agreement (collectively, the "Equipment");

         (c) all right and title of the Mortgagor in and to strips and gores of lands adjacent to or adjoining the Premises;

         (d) all  appurtenant  rights and  easements,  rights of way,  and other
rights  used  in  connection   with  the  Premises   and/or  the  buildings  and
improvements erected thereon or to provide a means of access thereto or to provide utility service thereto, privileges, franchises, development, air and other rights and appendages now or in the future belonging to or in any way appertaining to the Premises, including without limitation, streets, alleys, water rights, mineral rights and all tenements, servitudes, hereditaments and appurtenances thereof and thereto pertaining or belonging, and all underground and overhead passageways and licenses in connection therewith;

         (e) all right, title and interest of the Mortgagor in and to the land lying in the streets and roads in front of and adjoining the Premises;

         (f) all insurance and condemnation proceeds, and the right to receive the same, and any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Premises as a result of (i) the alteration of the grade of any street, or (ii) any other injury to or decrease in the value of the Mortgaged Premises;

         (g) all present and future leases, income, rents, issues, profits and revenues of the Mortgaged Premises from time to time accruing (including without limitation, all payments under leases or tenancies) and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including, further, the right upon the happening of an Event of Default (as hereinafter defined), to receive and collect the rents thereunder;

         (h) the right, title and interest of Mortgagor in, to and under all agreements, if any, including the proceeds from time to time payable thereunder, now or hereafter entered into for the sale and purchase of the Premises;

         (i) any deposits or other sums at any time credited by or due from the Mortgagee to the Mortgagor, and any securities or property of the Mortgagor which at any time are in the possession of Mortgagee may at all times be held and treated as security for the payment of the Indebtedness hereunder. The Mortgagee may apply or set off such deposits, sums, securities or property against the Indebtedness after the occurrence of an Event of Default;

         (j) to the extent assignable, any and all plans, specifications, drawings, renderings and schematics, from time to time prepared for use in connection with the construction of the Premises;

         (k) to the extent assignable, all contracts and agreements now or hereafter entered into, relating to or involving the performance of any work, rendering of any services, the supply of any materials or the conduct of operations in the management of Premises including, without limitation, construction contracts, architect agreements, management agreements, options and other agreements, affecting the Premises;

         (l) to the extent assignable, any and all permits, licenses, certificates, approvals, and authorizations, for theoperation and use of the Premises, including, without limitation, building permits, environmental certificates, certificates of operation, warranties and guarantees; and

         (m) all other title, estates, interests or rights of the Mortgagor in the Premises, whether now existing or hereafter acquired, and the Mortgagor expressly covenants and agrees that the lien of this Mortgage will attach, extend to, cover and be a lien on any leasehold, fee simple or other estate, however acquired in connection with the Premises or the Improvements.

         TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever.

         PROVIDED ALWAYS, that if Mortgagor shall pay in full the Indebtedness according to the conditions and agreements of the Amended and Restated Note and of this Mortgage and abide by and comply with each and every covenant and agreement set forth herein, then this Mortgage and the estate hereby granted shall cease, terminate, and become void.

         1.3 Modification and Extension. The terms, provisions, covenants and conditions set forth in the Existing Mortgage, are hereby modified and amended so that the terms, provisions, covenants and conditions set forth in this Mortgage and the Amended and Restated Note shall in all respects supersede the terms, provisions, covenants and conditions of the Existing Mortgage, and the obligations secured thereby.

         2.  REPRESENTATIONS OF THE MORTGAGOR

         The Mortgagor represents and warrants to the Mortgagee as follows:

         2.1 Title Warranties. The Mortgagor has good and marketable title to an indefeasible fee estate in the Mortgaged Premises, subject to the exceptions to title set forth in the title insurance policy insuring the lien of this Mortgage. This Mortgage is and shall remain a valid and enforceable first lien on the Mortgaged Premises. The Mortgagor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. The Mortgagor will not initiate, join in or consent to any change in any covenant, zoning ordinance, easement, or other restriction, limiting or defining the uses which may be made of the Mortgaged Premises, or any part thereof, without the Mortgagee's prior written consent.

         2.2 Power and Authority of Mortgagor. The Mortgagor has full power and lawful authority to subject the Mortgaged Premises to the lien of this Mortgage in the manner and form herein done or intended hereafter to be done. No consent of any other person or entity and no consent, license, approval or authorization of, exemption or registration or declaration is required by Mortgagor in connection with the execution, delivery or performance of this Mortgage or any portion thereof.

         2.3 Permits for Operation of the Premises. The Mortgagor has all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the use and operation of the Mortgaged Premises or any part thereof or the commencement or continuance of construction thereon, as the case may be, and the present and/or contemplated use and/or occupancy of the Premises does not conflict with or violate any such certificate, license, authorization, registration, permit and/or approval. The Premises are in full compliance with all standards and requirements specified under or required by Title III of the Americans With Disabilities Act of 1990 (the "ADA"), 42 U.S.C. 12101, et seq., including, but not limited to all applicable Accessibility Guidelines and any other regulations promulgated thereunder.

         3.  COVENANTS OF THE MORTGAGOR

         3.1 Payment of Indebtedness. Subject to the non-recourse provisions of the Amended and Restated Note and this Mortgage, the Mortgagor will punctually pay the Amended and Restated Note according to the terms thereof and will pay all other sums now or hereafter secured hereby at the time and in the manner provided under the Amended and Restated Note, this Mortgage, and any instrument evidencing and/or securing the Indebtedness, and Mortgagor will otherwise perform, comply with and abide by each and every of the stipulations, agreements, conditions and covenants contained in the Amended and Restated Note and this Mortgage.

         3.2 Payment of Realty Taxes and Assessments. The Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against the Mortgaged Premises or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Premises or arising in respect of the occupancy, use or possession thereof. The Mortgagor will, upon the request of the Mortgagee, deliver to the Mortgagee, receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against the Mortgaged Premises or the revenues, rents, issues, income or profits thereof.

         3.3 Mechanics Liens. The Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Premises or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done, everything necessary so that the lien hereof shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

         3.4 Intentionally Omitted.

         3.5 Insurance Requirements. The Mortgagor shall comply with all of the following provisions with regard to insurance and related matters:

         (a) Hazard Insurance. The Mortgagor shall keep the Improvements and the Equipment insured against loss by fire, casualty and such other risks as may be specified by and for the benefit of the Mortgagee with extended coverage endorsement, in amounts sufficient to prevent Mortgagor or Mortgagee from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than the full replacement cost of the Improvements to the Premises, without deduction for depreciation.

         (b) Flood Insurance. If the Premises are located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area, the Mortgagor will keep the Improvements covered until the repayment in full of all sums evidenced by the Amended and Restated Note by flood insurance in an amount at least equal to the full amount of the Amended and Restated Note or the maximum limit of coverage available for the Premises under the National Flood Insurance Act of 1968, whichever is less.

         (c) Business Interruption. Rent or business interruption insurance against loss of income arising out of any hazard against which the Premises are required to be insured hereunder, in an amount not less than reasonably determined by Mortgagee.

         (d) Regarding Policies. All such insurance shall be fully paid for by the Mortgagor and shall be written in forms, amounts and by companies satisfactory to the Mortgagee (Best's Rating of "A" or better) for the benefit of the Mortgagee, and losses thereunder shall be payable to the Mortgagee pursuant to a standard first mortgage endorsement substantially equivalent to the New York standard mortgagee endorsement. All policies shall require at least thirty (30) days prior written notice to Mortgagee before cancellation, amendment, non-renewal or termination.

         (e) Losses and Recoveries. All policy or policies of such insurance shall be delivered to the Mortgagee. Mortgagor covenants and agrees that the Mortgagee is hereby authorized and empowered, at its option, to adjust, compromise or settle any loss under any insurance policies maintained pursuant hereto, and to collect and receive the proceeds from any policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly. In the event any insurance company fails to disburse directly and solely to Mortgagee but disburses instead either solely to Mortgagor or to Mortgagor and Mortgagee jointly, Mortgagor agrees immediately to endorse and transfer such proceeds to Mortgagee. Upon the failure of Mortgagor to endorse and transfer such proceeds as aforesaid, Mortgagee may execute such endorsements or transfers for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee at its agent and attorney in-fact to do so.

         3.6 Condemnation. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. All condemnation awards or compensation payable in connection with condemnation of any portion of the Mortgaged Premises is hereby assigned to and in the event of such condemnation proceedings, shall be paid to the Mortgagee. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the award in the amount in which the award shall be paid. In any such condemnation proceedings, the Mortgagee may be represented by counsel selected by the Mortgagee.

         3.7 Application of Insurance Proceeds and Condemnation Awards. Provided that Mortgagor is not then in default of its obligations under this Mortgage, all proceeds of insurance and all proceeds of condemnation received in connection with the Mortgaged Premises or any portion thereof, after the deduction therefrom and repayment to the Mortgagee of any and all costs incurred by the Mortgagee in the recovery thereof, including attorneys' fees, may be applied by Mortgagor, at its sole option (i) to a prepayment of the Indebtedness, whether or not due, or (ii) to the repair and/or restoration of the Improvements, upon such conditions as Mortgagor may determine, all without reducing or impairing the lien of this Mortgage or any obligations secured hereby. Any balance of such proceeds then remaining shall be paid to Mortgagor or the person or entity lawfully entitled thereto. Notwithstanding anything herein to the contrary, Mortgagee shall not be obligated to see to the proper application of any amount paid over to Mortgagor and shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy or any condemnation awards, regardless of the cause of such failure. If Mortgagor shall elect to apply such proceeds to any then unpaid installments of the principal balance of the Amended and Restated Note in the inverse order of their maturity, the regular payments, if any, under the Amended and Restated Note shall not be reduced or altered in any manner. Any reduction in the principal balance of the Indebtedness evidenced by the Amended and Restated Note from the application insurance or condemnation proceeds shall be without penalty.

         3.8 Maintenance of Improvements. The Mortgagor will not threaten, commit, permit or suffer to occur any waste on the Mortgaged Premises or make any change in the use of the Mortgaged Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. The Mortgagor will, at all times, maintain the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are necessary or desirable to such end. The Improvements shall not be removed, demolished or substantially altered, nor shall any Equipment be removed, without the prior written consent of the Mortgagee, except where appropriate replacements of Equipment, free of superior title, liens and claims, are immediately made of value at least equal to the value of the Equipment removed.

         3.9 Compliance With Laws. The Mortgagor will promptly comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or the Mortgaged Premises or any part thereof.

         3.10 Escrow to Pay Realty Taxes and Insurance. If Mortgagor fails to pay any installment of taxes or an insurance premium when due, the Mortgagee shall require the deposit by the Mortgagor, at the time of each payment of any installment of interest or principal under the Amended and Restated Note, of an additional amount sufficient to discharge the obligations under Sections 3.2,
3.4 and 3.5 when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with the Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by the Mortgagee in its sole discretion. Such amounts shall be held by the Mortgagee without interest and applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the Mortgagee, to the payment of said obligations in such order or priority as the Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the aforementioned obligations the amount then due on deposit therefor shall be insufficient for the payment of such obligation in full, the Mortgagor, within ten (10) days after demand, shall deposit the amount of the deficiency with the Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of the Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the legal rate to the indebtedness hereby secured.

         3.11 Financial Records. The Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles consistently applied and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Mortgaged Premises and examine its records and books of account and make copies of same and to discuss its affairs, finances and accounts with the officers of the Mortgagor, at such reasonable times as may be required by the Mortgagee.

         3.12 Financial Statements. The Mortgagor will deliver to the Mortgagee compilation level financial statements in such form and detail as required by Mortgagee within one hundred twenty (120) days after the end of Mortgagor's fiscal year prepared by a certified public accountant and satisfactory to Mortgagee. In addition, all guarantors of the Amended and Restated Note shall annually provide to Mortgagee their fully executed, personal financial statements in such form and detail as may be required by Mortgagee, together with their fully executed, United States Personal Income Tax Returns, with all schedules attached.

         3.13 Estoppel Certificates. The Mortgagor, within three (3) days upon request in person or within five (5) days upon request by mail, will furnish to Mortgagee a written statement duly acknowledged of the amount due whether for principal or interest on this Mortgage and whether any offsets of defenses exist against the Mortgagee.

         3.14 Real Property Law Sec. 291-f. The Mortgagor shall not, without the prior written consent of the Mortgagee, accept prepayments of rents more than one month in advance or modify, amend, extend, cancel or accept surrender of any lease or sublease of the Mortgaged Premises. The agreement contained in this Section has been made with reference to Section 291-f of the New York Real Property Law.

         3.15 Assignment of Rents. The Mortgagor hereby assigns to the Mortgagee all of its right, title and interest to the rents, issues and profits of the Mortgaged Premises as further security for the payment of the Indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Mortgaged Premises for the purpose of collecting the rents and to let the Mortgaged Premises or any part of them, and to apply the sums, rents, issues and profits, after payment of all necessary charges and expenses, on account of the Indebtedness. This assignment and grant shall continue in effect until all sums secured by this Mortgage are paid. The Mortgagee hereby waives the right to enter upon and to take possession of the Mortgaged Premises for the purpose of collecting those sums, rents, issues and profits, and the Mortgagor shall be entitled to collect and receive those sums, rents, issues and profits until an Event of Default (as defined in Section 5 hereof) shall occur, and agrees to use those sums, rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rents and carrying charges becoming due against the Mortgaged Premises, but that right of the Mortgagor may be revoked by the Mortgagee upon an Event of Default. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Mortgaged Premises or any part thereof for a period of more than one month in advance, and upon an Event of Default under this Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect those rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Premises or of such part as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Mortgaged Premises to the Mortgagee or to such receiver, and in default of that payment may be evicted by summary proceedings.

         3.16 Effect of Sale or Transfer. The entire unpaid principal of the Amended and Restated Note then outstanding (if not then due and payable) and all accrued and unpaid interest thereon shall at the election of the Mortgagee become due and payable immediately in the event of the sale, conveyance, exchange, assignment or other transfer (whether by gift, bequest, operation of law, merger, acquisition, consolidation or any other method or manner whatsoever) (i) of the Mortgaged Premises or any portion thereof or interest therein; or (ii) any of the Mortgaged Premises, rents, revenues, proceeds, issues, profits or income stream of the Mortgaged Premises or any portion thereof. For purposes of this Section, if the Mortgagor is a partnership or corporation, a sale, transfer, or change in ownership percentage, of more than fifty percent (50%) of the Partnership interests or stock, as the case may be, shall be deemed a transfer. Notwithstanding the foregoing a sale, transfer, or change in ownership percentage, of more than 50% of the partnership interests of Mortgagor shall not be deemed a transfer violative of this paragraph if made by reason of the death, disability or estate planning of any individual partner of Mortgagor.

         3.17  Environmental Matters.

         (a) As used herein the term "Hazardous  Substance"  means any substance
(i) the presence of which requires investigation or remediation under any law; or (ii) which is or becomes defined as a "hazardous waste", "hazardous substance", "toxic substance, pollutant or contaminant" under the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C.
section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.) as amended and/or the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.) and/or the Toxic Substances Control Act, as amended (U.S.C. Section 2601, et seq.), and/or Articles 15 or 27 of the New York State Environmental Conservation Law, or any other applicable law or any regulations promulgated under any of the foregoing; or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of New York or any political subdivision thereof; or (iv) the presence of which on the Mortgaged Premises causes or threatens to cause a nuisance upon the Mortgaged Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Mortgaged Premises; or (v) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (vi) which contains polychlorinated biphenols (PCBs), asbestos or urea formaldehyde foam insulation.

         (b) The Mortgagor shall keep or cause the Mortgaged Premises to be kept free of Hazardous Substances, except as permitted by this Section. The Mortgagor shall comply with and ensure compliance by all tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, and with administrative or consent orders issued by governmental agencies. The Mortgagor shall promptly provide Mortgagee with a copy of all notifications which it gives or receives relating to any past or present release or the threat of any release of Hazardous Substances on or from the Mortgaged Premises or any adjacent property. The Mortgagor shall conduct and complete all investigations and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances, on, from, or affecting the Mortgaged Premises (i) in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies, and (ii) in accordance with the orders and directives of all federal, state and local governmental authorities.

         (c) The Mortgagor shall defend, indemnify, and hold harmless the Mortgagee, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, the presence, disposal, release, or threatened release of any Hazardous Substances including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. The provisions of this paragraph shall be in addition to any and all other obligations and liabilities the Mortgagor may have to the Mortgagee at common law or by separate agreement, and shall survive payment in full of the Indebtedness, foreclosure of this Mortgage, or acceptance by Mortgagee or its nominee of a deed in lieu of foreclosure.

         3.18 Leases. The Mortgagor will not execute any lease (which term shall also include subleases as the context may require) of any portion of the Mortgaged Premises except with the prior written consent of the Mortgagee. Mortgagor shall (i) fulfill or perform each and every material provision of any lease or leases of the Mortgaged Premises on the part of Mortgagor to be fulfilled or performed, (ii) promptly send to Mortgagee copies of all notices of default which Mortgagor shall send or receive under such leases and (iii) enforce the performance or observance of the material provisions of such leases by the tenants thereunder.

         3.19 Further Assurances. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assures as the Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes the Mortgagee to execute and file in the name of the Mortgagor, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Equipment.

         3.20 Intentionally Omitted.

         3.21 Advances to Cure Defaults. If the Mortgagor shall fail to perform any of the covenants contained in this Mortgage involving the payment of money within fifteen (15) days after notice and demand for payment thereof from Mortgagee, Mortgagee may make advances to perform the same on its behalf, and all sums so advanced shall be a lien upon the Mortgaged Premises and shall be secured hereby. The Mortgagor will repay on demand all sums so advanced on its behalf with interest at the rate provided in the Amended and Restated Note plus 300 basis points (3.0%) (the "Default Rate"). The provisions of this Section shall not prevent any default in the observance of any covenant contained in any of said sections from constituting an Event of Default.

         3.22 Corporate Existence. The Mortgagor, if a corporation will, so long as it is the owner of the Mortgaged Premises, do all things necessary to preserve and keep in full force and effect, its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation and the state where the property is located.

         3.23 Liens. Except for Permitted Liens, Mortgagor will not create, incur, assume or suffer to exist any lien or encumbrance on or with respect to the Mortgaged Premises or any part thereof or Mortgagor's or Mortgagee's interest therein or any income or profits arising therefrom, irrespective of whether such lien or encumbrance is junior to the lien of this Mortgage. As used herein, the term "Permitted Liens" shall mean:

         (a) mechanics' liens or liens for real property taxes and assessments either not delinquent or being contested in good faith and by appropriate proceedings, provided, however, that the Mortgagor may in good faith contest such liens or taxes only if (i) it shall have first notified Mortgagee of such contest, (ii) no Event of Default under this Mortgage shall have occurred and be continuing, and (iii) the Mortgage shall have set aside adequate reserves for any such taxes or liens. If the Mortgagor demonstrates to the satisfaction of the Mortgagee and certifies to the Mortgagee by delivery of a written certificate that the nonpayment of any such items will not endanger the lien of this Mortgage as to any part of the Mortgaged Premises or subject the Mortgaged Premises or any part thereof to loss or forfeiture, the Mortgagor may permit such liens or taxes so contested to remain unpaid during the period of such contest and any appeal therefrom. Otherwise, such liens and taxes shall be paid promptly by the Mortgagor or secured by the Mortgagor's posting a bond in form and substance satisfactory to the Mortgagee.

         (b) utility, access and other easements and rights of way that benefit or do not materially impair the utility or the value of the Mortgaged Premises affected thereby for the purposes for which it is intended.

         (c) liens or encumbrances listed in any title insurance policy issued to Mortgagee in connection with this Mortgage.

         3.24 Expenses Incurred in Protecting or Enforcing Rights. If Mortgagee shall incur or expend any sums, including reasonable attorneys' fees, to the extent permitted by law, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of its rights hereunder, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Mortgaged Premises if obtained for any of the purposes described in this paragraph, all such sums, to the extent permitted by law, shall on notice and demand be paid or caused to be paid by Mortgagor, together with interest thereon at the Default Rate and shall be a lien on the Mortgaged Premises, if and to the extent permitted by applicable law, prior to any right of title to, interest in or claim upon, the Mortgaged Premises subordinate to the lien of this Mortgage, and shall be deemed to be part of the debt secured hereby.

         4.  SECURITY AGREEMENT

         4.1 Grant of Security. This Mortgage shall, in addition to constituting a mortgage, constitute a Security Agreement within the meaning of the Uniform Commercial Code with respect to (a) all machinery, apparatus, equipment, appliances, floor coverings, furniture, furnishings, supplies, materials, fittings and fixtures of every kind and nature whatsoever, now or hereafter located in or upon, affixed to or intended for use in or upon the Premises
(whether stored thereon or elsewhere), or any part thereof, now owned or hereafter acquired by Mortgagor, and used or usable in connection with any present or future operation or maintenance of the Premises, and all replacements thereof, including, but without limiting the generality of the foregoing, all heating, lighting, ventilating and power equipment, pipes, ducts, pumps, tanks, compressors, engines, motors, conduits, plumbing and cleaning equipment, fire-extinguishing systems, refrigerating and ventilating apparatus, air-cooling and air conditioning apparatus, gas, water and electrical equipment, elevators, escalators, attached cabinets, shelving, partitions, carpeting, communications equipment and all of the right, title and interest of the Mortgagor in and to any equipment which may be subject to any title retention or security agreement superior in lien to the lien of this Security Agreement (collectively, the "Equipment"), (b) if such property includes any instruments, all instrument collateral, (c) the proceeds, products and accessions thereof and thereto, (d) all replacements and substitutions therefor, and (e) to the extent not otherwise included, all records (including but not limited to records maintained on computer software) of debtor evidencing or otherwise relating to the things referred to in this sentence (subsections "a", "b", "c", "d" and "e" shall, collectively, be referred to as the "Collateral"). The Mortgagor hereby grants the Mortgagee a security interest in and to the Collateral for the benefit of the Mortgagee to secure the payment of the Indebtedness. Mortgagor will not sell or offer to sell or otherwise transfer the Collateral or any interest in it nor remove the Collateral from the State of New York.

         4.2 Financing Statements. No financing statement executed by Mortgagor covering the Equipment or any part of it or any proceeds from it is on file in any public office, and at the request of Mortgagee the Mortgagor will join with Mortgagee in executing one or more financing statements in a form satisfactory to Mortgagee and will pay the costs of filing same in all public offices wherever filing is considered by Mortgagee to be necessary or desirable. In addition, Mortgagor hereby authorizes Mortgagee (as Secured Party) to file without the signature of the Mortgagor, one or more financing statements in all public offices wherever Mortgagee considers filing to be necessary or desirable and Mortgagor will pay such filing costs.

         4.3 Multiple Remedies. Upon the occurrence of an Event of Default as defined in Section 5, Mortgagee shall have the rights and remedies provided by the applicable laws, including, but not limited to, the New York Uniform Commercial Code and this Mortgage; the right to enter on the Mortgaged Premises or any other place or places where the Equipment or any part of it may be; the right to take possession of the Equipment with or without demand or with or without process of law, using whatever force may be necessary, including forcible entry of the building in which the Equipment or any part of it may be found or located; and the right to sell and dispose of the Equipment and distribute the proceeds according to law. All requirements of reasonable notice shall be met if Mortgagee sends notice to Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice. Public sale of the Equipment by auction conducted in any county in which the Equipment was repossessed or in which the Premises are located, after advertisement of the time and place of the sale in a newspaper circulated in the county, city or village in which the sale is to be held, shall be considered to be a commercially reasonable disposition of the Equipment. Mortgagee may bid at any sale held pursuant to these provisions after the occurrence of an Event of Default. At the request of Mortgagee, the Mortgagor shall assemble the Equipment and make it available to the Mortgagee upon the Mortgaged Premises at such time as Mortgagee reasonably may specify. Mortgagee may sell the Equipment or any part of it at any private sale.

         Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default hereunder, Mortgagee shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply.

         4.4 Expenses of Disposition of Equipment. The Mortgagor shall reimburse the Mortgagee, on demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Equipment which are incurred or paid by the Mortgagee, including, without limitation, all attorneys' fees, legal expenses and costs, and all such expenses shall be added to the Mortgagor's obligations to the Mortgagee and shall be secured hereby.

         5. EVENTS OF DEFAULT

         Each and every one of the following constitutes an Event of Default under this Mortgage:

         5.1 Monetary Defaults. Failure by Mortgagor to pay (i) any installment of principal or interest under the Amended and Restated Note or other indebtedness secured by this Mortgage or any other sum that may be due and payable under this Mortgage or any instrument secured hereby, within fifteen
(15) days from the date when due and payable.

         5.2 Defaults In Other Covenants. Failure by Mortgagor duly to observe or perform any other covenant or condition on the part of the Mortgagor in the Amended and Restated Note, or in this Mortgage contained, and such default shall have continued for a period of thirty (30) days after the Mortgagor has actual knowledge (including, but not limited to, any written notice from Mortgagee) of such default. If the default cannot reasonably be cured within the thirty (30) day period Mortgagor shall not be in default provided Mortgagor commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.

         5.3 Appointment of Receiver. The appointment, by the order of a court of competent jurisdiction, of a trustee, receiver (except pursuant to Section
6.12 hereof) or liquidator of the Mortgaged Premises or any part thereof, or of the Mortgagor, and such order shall not be discharged or dismissed within sixty
(60) days after such appointment.

         5.4 Voluntary Bankruptcy. The filing by the Mortgagor of a petition in bankruptcy or for reorganization of the Mortgagor pursuant to the Federal Bankruptcy Code or any similar law, federal or state, or the Mortgagor's making an assignment for the benefit of the creditors, or admitting in writing its inability to pay its debts generally as they become due, or consenting to the appointment of a receiver or receivers of all or any part of its property.

         5.5 Involuntary Bankruptcy. The filing by any of the creditors of the Mortgagor of a petition in bankruptcy against the Mortgagor or for reorganization of the Mortgagor pursuant to the Federal Bankruptcy Code or any similar law, federal or state, and such petition shall not be discharged or dismissed within sixty (60) days after the date on which the petition was filed.

         5.6 Monetary Judgments and Tax Liens. The rendering of final judgment for the payment of money, against the Mortgagor, or the filing of any tax lien against the Premises, and the Mortgagor shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal.

         5.7 Adjudication of Bankruptcy. The adjudication or declaration, by decree of a court of competent jurisdiction, that the Mortgagor is a bankrupt or insolvent.

         5.8 Matters Involving any Guarantor. Any of the events described in Sections 5.4, 5.5, 5.6 or 5.7 shall happen to any Guarantor or to the property of any Guarantor.

         5.9 Illegality of Obligation to Pay Certain Taxes. It shall be or become illegal for the Mortgagor to pay any tax referred to in Section 3.4 hereof or the payment of such tax by the Mortgagor would result in the violation of the usury laws of the state in which the Premises are located.

         5.10 Intentionally Omitted.

         5.11 Intentionally Omitted.

         5.12 Other Security Interest or Encumbrance. The creation or sufferance by the Mortgagor of an assignment, mortgage or other security interest or encumbrance in any manner of its interest in the whole or any part of the Mortgaged Premises or of the Improvements or of the rents, revenues, proceeds, issues and profits of any part thereof or the income stream therefrom (other than such other assignments, mortgages, security interests or encumbrances as may be held by the Mortgagee), in each case without the prior written consent of the Mortgagee.

         5.13 Untrue Representations and Warranties. Should any representation or warranty made by the Mortgagor in this Mortgage prove to be materially untrue.

         6. REMEDIES OF MORTGAGEE

         6.1 Acceleration of Debt. During the continuance of any Event of Default, the Mortgagee, by written notice given to the Mortgagor, may declare the entire Indebtedness (including, but not limited to, the Amended and Restated
Note) then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration, the Indebtedness accrued and unpaid interest thereon shall become and be immediately due and payable, anything in the Amended and Restated Note or in this Mortgage to the contrary notwithstanding.

         6.2 Entry to Premises. To the extent permitted by law, during the continuance of any Event of Default, the Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Mortgaged Premises, and each and every part thereof, and may exclude the Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers.

         6.3  Maintenance and  Management.  Following any entry  contemplated by
Section 6.2 or any other entry by Mortgagee following an Event of Default, the Mortgagee, at the expense of the Mortgagor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Premises, whereof it shall become possessed as aforesaid; and likewise, from time to time, at the expense of the Mortgagor, the Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable and may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure same; and in every such case the Mortgagee shall have the right to manage and operate the Mortgaged Premises and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise as it shall deem best.

         6.4 Rents, Issues, Profits, Etc. Following the occurrence of any Event of Default, the Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Premises and every part thereof, all of which shall for all purposes constitute property of the Mortgagee; and, after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Premises or any part thereof, as well as just and reasonable compensation for the services of the Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, the Mortgagee shall apply the balance of the moneys arising as aforesaid as provided in
Section 6.11 hereof.

         6.5 Foreclosure. Following the occurrence of any Event of Default, the Mortgagee may institute proceedings for the complete or partial foreclosure of this Mortgage. Mortgagor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require upon foreclosure the sale of assets in a particular order.

         6.6 Other Actions or Proceedings. Following the occurrence of any Event of Default, the Mortgagee may, personally or by its agents or attorneys insofar as may be applicable, take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Amended and Restated Note or in this Mortgage or in any other instrument or document executed in connection with the loan secured hereby, or in aid of the execution of any power herein or therein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect.

         6.7 Adjournment of Sale. The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         6.8 Deficiencies. Subject to the non-recourse provisions of the Amended and Restated Note and this Mortgage, in the event of a sale of the Mortgaged Premises, and of the application of the proceeds of sale, as provided in this Mortgage, to the payment of the debt hereby secured, the Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Amended and Restated Note, and to enforce payment of all other charges, payments, and costs due under this Mortgage or under any other instrument or document executed in connection with the loan secured hereby, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest.

         6.9 Enforcement of Monetary Obligations. Subject to the non-recourse provisions of the Amended and Restated Note and this Mortgage, in the event the Mortgagor should fail forthwith to pay such amounts upon such demand, the Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Mortgagor and collect, out of the property of the Mortgagor, wherever situated, as well as out of the Mortgaged Premises, in any manner provided by law, moneys adjudged or decreed to be payable. The Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of the Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or of any other instrument or document executed in connection with the loan secured hereby, or the foreclosure of the lien hereof. In case of proceedings against the Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then the Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Amended and Restated Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage or under any other instrument or document executed in connection with the loan secured hereby, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Premises.

         6.10 Effect of Recoveries. To the extent permitted by law, no recovery of any judgment by the Mortgagor and no levy of an execution under any judgment upon the Mortgaged Premises or upon any other property of the Mortgagor shall affect in any manner or to the extent, the lien of this Mortgage upon the Mortgaged Premises or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

         6.11 Application of Proceeds of Sale or Judgments or Collections. The purchase money, proceeds or avails of any sale made under or by virtue of this
Section 6, together with any other sums which then may be held by the Mortgagee under this Mortgage, whether under the provisions of this Section 6 or otherwise, together with any other sums which Mortgagee may collect by enforcement of judgments or otherwise in accordance with Section 6.9 shall be applied as follows:

         FIRST: To the payment of all court costs, all reasonable expenses of such sale (including attorneys' fees and expenses incurred on behalf of Mortgagee), all reasonable costs and expenses of any receiver, and all taxes, assessments or charges, which are prior to the lien of this Mortgage, except any taxes, assessments or other charges subject to which the Mortgaged Premises shall have been sold.

         SECOND: To the payment of the whole amount then due, owing or unpaid upon the Indebtedness, other than Indebtedness evidenced by the Amended and Restated Note, with interest on the unpaid principal thereof at the Default Rate from and after the happening of any Event of Default described in Section 5 from the due date of any such payment of principal until the same is paid.

         THIRD: To the payment of all amounts of principal and interest at the time due and payable on the Amended and Restated Note (whether at maturity or by prepayment or by declaration or otherwise), and including, to the extent permitted under applicable law, interest on any overdue interest at the Default Rate.

         FOURTH: The balance, if any, received or held by Mortgagee after payment in full of all amounts referred to above, shall, unless a court of competent jurisdiction may otherwise direct, be paid to or upon the direction of Mortgagor.

         6.12 Appointment of Receiver. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Mortgagee, the Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Indebtedness secured by this Mortgage, forthwith either before or after declaring the unpaid principal of the Amended and Restated Note to be due and payable, to the appointment of a receiver or receivers. If required by the Mortgagee, Mortgagor shall confirm its consent to the appointment of a receiver or receivers of the Mortgaged Premises and of all earnings, revenues, rents, issues, profits and income thereof. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or the Mortgaged Premises or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

         6.13 No Reinstatement. If an Event of Default under Section 5 shall have occurred and Mortgagee shall have proceeded to enforce any right, power or remedy permitted hereunder, then a tender of payment by Mortgagor or by anyone on behalf of Mortgagor of the amount necessary to satisfy less than all of the sums due hereunder (including the entire amount due of the Indebtedness following an acceleration thereof) made at any time prior to foreclosure, or the acceptance by Mortgagee of any such partial payment so tendered, shall not constitute a reinstatement of the Amended and Restated Note or this Mortgage.

         6.14 General Statements Regarding Remedies. Subject to the non-recourse provisions of the Amended and Restated Note and this Mortgage, no remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Subject to the non-recourse provisions of the Amended and Restated Note and this Mortgage, nothing in this Mortgage or in the Amended and Restated Note or in any other instrument or document executed in connection with the loan secured hereby shall affect the obligation of the Mortgagor to pay the principal of, and interest on, the Amended and Restated Note in the manner and at the time and place therein respectively expressed.

         7. MISCELLANEOUS

         7.1 Severability. In the event any one or more of the provisions contained in this Mortgage or in the Amended and Restated Note or in any other instrument or document executed in connection with the loan secured hereby shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         7.2 Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered mail or certified mail, return receipt requested, to any party hereto at its address above stated or at such other address of which it shall have notified the party giving such notice in writing. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

         7.3 Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagor and the indorsees, transferees, successors and assigns of the Mortgagee.

         7.4  Waivers, Extensions. Modifications and Amendments.

         (a) The Mortgagor recognizes that, in general, borrowers who experience difficulties in honoring their loan obligations, in an effort to inhibit or impede lenders from exercising the rights and remedies available to lenders pursuant to mortgages, notes, loan agreements or other instruments evidencing or affecting loan transactions, frequently present in court the argument, without merit, that some loan officer or administrator of lender made an oral modification or made some statement which could be interpreted as an extension or modification or amendment of one or more debt instruments and that the borrower relied to its detriment upon such "oral modification of the loan document." For that reason, and in order to protect the Mortgagee from such allegations in connection with the transaction contemplated by this Mortgage, the Mortgagor acknowledges that this Mortgage, the Amended and Restated Note, and all instruments referred to in any of them can be extended, modified or amended only in writing executed by the Mortgagee and that none of the rights or benefits of the Mortgagee can be waived permanently except in a written document executed by the Mortgagee. The Mortgagor further acknowledges the Mortgagor's understanding that no officer or administrator of the Mortgagee has the power or the authority from the Mortgagee to make an oral extension or modification or amendment of any such instrument or agreement on behalf of the Mortgagee.

         (b) If the Mortgagee (i) grants forbearance or an extension of time for payment of any sums secured hereby; (ii) takes other or additional security for the payment of any sums secured hereby; (iii) waives or does not exercise any right granted herein or in the Amended and Restated Note; (iv) releases any part of the Mortgaged Premises from the lien of this Mortgage or otherwise changes any of the terms, covenants, conditions or agreements of the Amended and Restated Note or this Mortgage; (v) consents to the filing of any map, plat or replat affecting the Mortgaged Premises; or (vi) makes or consents to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Amended and Restated Note, this Mortgage, the Indebtedness, or any other obligation of Mortgagor or any subsequent purchaser of the Mortgaged Premises or any part thereof, or any maker, co signer, endorser, surety or guarantor; nor shall any such act or omission preclude Mortgagee from exercising any right, power or privilege granted or intended to be granted in the event of any default then made or of any subsequent default.

         7.5 Limitation on Interest. This Mortgage and the Amended and Restated Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Amended and Restated Note at a rate which could subject the holder of the Amended and Restated Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Amended and Restated Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Amended and Restated Note at a rate in excess of such maximum rate, the rate of interest under the Amended and Restated Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Amended and Restated Note.

         7.6  Waiver  of  Jury  Trial.   Both  Mortgagor  and  Mortgagee  hereby
irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Mortgage.

         7.7 Counterparts. This Mortgage may be executed in any number of counterparts and each of such counter parts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Mortgage.

         7.8 Joint and Several Liability. If the Mortgagor is comprised of more than one party, such parties shall be jointly and severally bound and liable under this Mortgage.

         7.9 Time of the Essence. TIME IS OF THE ESSENCE with respect to each and every covenant, agreement, and obligation of the Mortgagor under this Mortgage, the Amended and Restated Note and any and all other loan documents.

         7.10 Governing Law. This Mortgage shall be construed and enforced in accordance with the laws of the State of New York.

         7.11 Trust Fund Provisions. This Mortgage is subject to the trust fund provisions of Section 13 of the Lien Law.

         7.12 Nonrecourse Obligation. Mortgagor shall not be liable for the payment of amounts payable under or secured by this Mortgage. The sole recourse of the holder of this Mortgage for the collection of such amounts shall be against the property covered by the Mortgage and against any other collateral held by the holder hereof as security for the Amended and Restated Note; provided, however, that nothing herein contained shall be construed to release or impair the indebtedness evidenced by the Amended and Restated Note or the lien of this Mortgage. Notwithstanding the foregoing, Mortgagor shall be liable to Mortgagee for any loss or damage incurred by Mortgagee resulting from (i) Mortgagor's misappropriating any insurance condemnation proceeds or awards; (ii) Mortgagor's failing to turn over rents collected by Mortgagor following an event of default and an acceleration of the indebtedness evidenced by the Amended and Restated Note to a receiver of rents appointed by a court on behalf of the Mortgagee; (iii) Mortgagor's failing to comply with the provisions of this Mortgage or other loan documents relating to hazardous or toxic substances; (iv) there being any fraud or material misrepresentations by Mortgagor made in connection with the Mortgagee's loan to Mortgagor; or (v) Mortgagor's failing, following an event of default and an acceleration of the indebtedness under the Amended and Restated Note, to deliver to the Mortgagee or a court appointed receiver of rents, on demand, all security deposits relating to the property covered by this Mortgage.

IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor.

                                       PYRAMID SHERLYLE COMPANY

                                       By: Sherlyle Properties Company, Partner


                                       By:     s/ Sherwood Finn
                                               ________________
                                               Sherwood Finn, Partner


                                       FIRST NATIONAL BANK OF ROCHESTER


                                       By:       s/ David T. Reaske
                                                 ___________________
                                                 David T. Reaske, Vice President

                                   EXHIBIT "A"

         All that tract or parcel of land, situate in the City of Syracuse, County of Onondaga and State of New York, being part of Farm Lot No. 241 and part of block no. four hundred fifty one (451) bounded and described as follows:
Beginning at a point in the center line of Oak Street and two hundred sixty feet
(260) feet north from the intersection of the said center line with the north line of James Street; thence east parallel with the north line of James Street one hundred and eighty three (183) feet; thence north parallel with the center line of Oak Street Seventy five (75) feet; thence west parallel with the north line of James Street to the center of Oak Street; thence south along the center line of Oak Street seventy five (75) feet to the place of beginning.

         Also all that tract or parcel of land, situate in the City of Syracuse, County of Onondaga and State of New York and known and distinguished on a map of said City made by Borden and Griffin as being part of block number four hundred fifty one (451) Syracuse and bounded and described as follows, viz: Beginning at the intersection of the center of Oak Street with the northerly line of James Street; thence easterly on the northerly line of James Street to a point one hundred fifty (150) feet east of the east line of Oak Street; thence northerly parallel to Oak Street two hundred sixty (260) feet; thence westerly parallel to James Street to the center of Oak Street; thence southerly on the center of Oak Street two hundred sixty (260) feet to the place of beginning.

         Also all that tract or parcel of land situate in the City of Syracuse, County of Onondaga and State of New York known and distinguished as being part of Farm Lot No. 241 in said City and also part of block number 451 Syracuse, New York, described as follows: Beginning at a point in the easterly line of the premises of Minnie B. Martin 232 feet north of the intersection of the easterly line of the said Minnie B. Martin's premises with the northerly line of James Street running thence northerly and parallel with the center line of Oak Street 194 feet to the southerly line of lands conveyed by John A. Weis and tine J. Weis, his wife, by Carleton A. Chase being deed dated August 16,1 912 and recorded in the Onondaga County Clerk's Office on August 28, 1912 in Book 427 of Deeds at Page 19 etc., thence westerly and along the southerly line of lands so conveyed to said John A. Weis and Tine J. Weis, his wife, and lands conveyed by the said Chase to the Tine J. Weis by another deed dated August 16, 1912 and recorded in said Clerk's Office on August 28, 1912 in Book 427 of Deeds at Page 20 etc., 87 feet more or less to the northeasterly line of lands devised to Marjory H.C. Bell by the Will of said Carleton A. Chase; thence southerly along the line of the lands so devised to Marjory H.C. Bell and parallel with the easterly line of Oak Street 91 feet more or less to southeasterly corner of said lands so devised to said Marjory H.C. Bell as aforesaid; thence southwesterly along the southerly line of said lands so devised to said Marjory H.C. Bell as aforesaid and parallel with James Street 54 feet to the westerly line of lands owned by said Carleton A. Chase at the time of his death which line was the westerly line of the premises which were conveyed to the said Carleton A. Chase by Clifford D. Beebe and wife by deed dated July 25, 1911 and recorded in said Clerk's Office on August 1, 1911 in Book 408 of Deeds at Page 367 etc., thence southerly along the westerly line of said lands so conveyed to said Chase by said Beebe and wife and parallel with the center line of Oak Street 106 feet to a point; thence easterly and parallel with the northerly line of James Street
141.03 feet to the place of beginning.

         The above premises are more particularly described according to a recent survey made by Lehr Land Surveyors dated August 25, 1998 as follows:

         ALL THAT TRACT OR PARCEL OF LAND situate in the City of Syracuse, County of Onondaga and State of New York and being a portion of Block #451, in said City and being more particularly described as follows:

         BEGINNING at the intersection of the present northwesterly line of James Street with the present northeasterly line of Oak Street;

         thence N.34-17'10"W., along said northeasterly line of Oak Street, a distance of 334.59 feet to a point;

          thence  N.55-42'-20"E., a distance of 204.00 feet to the most easterly
corner of property now or formerly owned by M.E. DeRosa,   as  recorded  in  the
Onondaga County Clerks Office, in Liber of  Deeds  #3671,  Page  #1;

          thence N.34-17'-10"W., along the northeasterly line of said DeRosa property, a distance of 91.00 feet to the most northerly corner of said DeRosa property;

         thence N.55-42'-20"E., a distance of 87.00 feet to a point;

         thence S.34-17'10"E., along the southwesterly lines of properties now or formerly owned by T.D. & A.A. Summers and M.A. Conti, a distance of 193.80 feet to the most northerly corner of property now or formerly owned by A.J. & M.P. Vigliotti, as recorded in the Onondaga County Clerk's Office in Liber of Deeds #3618, Page #311;

         thence S.54-31'-42"W., along the northwesterly line of said Vigliotti property, a distance of 141.03 feet to a point;

         thence S.34-17'-10"E., along the southwesterly line of said Vigliotti property, a distance of 229.00 feet to its intersection with said northwesterly line of James Street;

         thence S.55-44'-50"W., along said northwesterly line of James Street, a distance of 150.00 feet to the place of beginning.

                                   EXHIBIT "B"

         Mortgage in the amount of $1,100,000.00 made by Pyramid Sherlyle Company, Inc. to the Savings Bank of Utica dated and recorded September 15, 1972 in the Onondaga County Clerk's Office in Book of Mortgages 2478 at Page 505&c.

         Mortgage Consolidation and Modification Agreement in the amount of $255,153.45 made by Pyramid Sherlyle Company to the Savings Bank of Utica dated July 29, 1986 and recorded July 30, 1986 in the Onondaga County Clerk's Office in Book of Mortgages 4101 at page 84&c.

         Note: The above mortgages were consolidated and modified to constitute a single lien in the amount of $1,100,000.00 by Agreement dated July 29, 1986 and recorded on July 30, 1986 in the Onondaga County Clerk's Office in Book 4101 at Page 84&c.

         Note: The above mortgage was assigned to John Alden Life Insurance Company of New York by Assignment dated October 27, 1989 and recorded October 31, 1989 in Book 5344 at Page 154.

         Loan Extension Agreement by and between Pyramid Sherlyle Company and John Alden Life Insurance Company of New York dated October 6, 1997 and recorded October 28, 1997 in the Onondaga County Clerk's Office in Book 9218 at page 49 to secure the sum of $966,782


                                   EXHIBIT "C"
                                 [Form of Note]

                           LIMITED GUARANTY OF PAYMENT

Borrower:         PYRAMID SHERLYLE COMPANY

Dated:            September 14, 1998

         In consideration of a loan in the principal amount of Eight Hundred Seventy Five Thousand and 00/100 Dollars ($875,000.00) (the "Indebtedness") by First National Bank of Rochester, a national banking association having its chief executive office at 35 State Street, Rochester, New York 14614 ("Bank"), to the entity identified above as "Borrower," the undersigned ("Guarantor") does hereby agree and make this Guaranty as follows:

1. Definition of Certain Terms.  As used in this Guaranty:

                  (a) "Obligations" shall mean and include the Indebtedness, and all liabilities and obligations of Borrower to Bank related to the Indebtedness (including, but not limited to, any Borrower obligation to pay principal, interest, costs, expenses and attorneys' fees) and all extensions, renewals and modifications thereof;

                  (b) "Collateral" shall mean all property, real, personal (including both tangible and intangible personal property) and mixed, located at premises owned by Borrower and commonly known as 1001 James Street, Syracuse, New York and upon which there has been conveyed or will be conveyed by Borrower to Bank a security interest and mortgage to secure payment of the Indebtedness (collectively, the "Mortgage"); and

                  (c) "Event of Default" shall mean (i) any event or condition of default under any agreement between Borrower and Bank governing or related to the Obligations including, but not limited to, a failure to make payment when due under the note evidencing the Indebtedness (the "Note") or the Mortgage; and
(ii) any other event, occurrence or condition that results in the Obligations, or any part of the Obligations, being immediately due and payable by Borrower to Bank.

2. Unconditional Guaranty of Payment. Guarantor does hereby unconditionally guarantee the punctual payment to Bank when due, whether at a stated maturity, by acceleration or otherwise, of fifty percent (50%) of any sums necessary for Borrower or Bank to discharge the Obligations, in accordance with the terms and provisions of the Note, Mortgage and all other loan documents executed by Borrower related to the Indebtedness (the Note, Mortgage and all other loan documents executed by Borrower related to the Indebtedness shall hereinafter, collectively, be referred to as the "Loan Documents") and subject to all rights of Bank arising from or related to the Obligations. The duty, liability and obligation of Guarantor pursuant to this Guaranty shall not be diminished, altered, terminated or changed in any respect, notwithstanding any law, regulation, decree, action, proceeding, equitable doctrine or other circumstance that would or might otherwise diminish, alter, terminate, void or change the liability or obligations of Borrower, any other guarantor or any other entity or person to pay any or all of the Obligations. Any payments required to be made pursuant to this Guaranty shall be made in United States dollars in immediately available funds at such place and time as shall be designated by Bank. This Guaranty shall be construed at all times to be a guaranty of payment and not a guaranty of collection.

3. Certain Rights of Bank. Bank, in its sole discretion and without notice to or further assent from Guarantor at any time or from time to time, either before or after the occurrence of an Event of Default, and without diminishing, altering, terminating or changing in any respect the liability and Obligations of Guarantor pursuant to this Guaranty, may: (a) decrease the amount of, extend, change, or amend the time, manner, place, amount or terms of payment of the Obligations; (b) exchange, release, surrender, substitute or sell any Collateral, or fail unintentionally or otherwise to perfect its interest or create a valid security interest in any of the Collateral; (c) waive, fail to exercise or delay in exercising any right or remedy granted to Bank by any agreement or by law with respect to Borrower, the Obligations, any guarantor or the Collateral; (d) release, agree not to sue, settle or compromise with Borrower, any guarantor or any other entity or person who is otherwise obligated to pay the Obligations; (e) subordinate the payment of the Obligations to the payment of any other debt owed by Borrower to any other entity or person; (f) sell or purchase all or any part of the Collateral at any public or private sale, and after deduction of all expenses incurred therefor, including attorneys' fees, apply the proceeds to the Obligations in such manner as is set forth in the Mortgage; or (g) act or refuse to act in any other manner which might constitute a legal or equitable discharge or defense of a guarantor.

4. Financial Information. Until there are no further Obligations outstanding between Borrower and Bank, Guarantor shall provide Bank, promptly upon Bank's request, with (a) annual personal financial statements fully executed by Guarantor, in form satisfactory to Bank; and (b) a copy of Guarantor's fully executed annual federal income tax return, together with all schedules attached.

5. Bank's Rights Upon Event of Default. Upon the occurrence of any Event of Default, or at any time thereafter, the Obligations, at the sole option of Bank, shall immediately become due and payable in full, together with interest and all costs and expenses of enforcing this Guaranty or the Obligations, including court costs and reasonable attorneys' fees. In such circumstances, the liability of Guarantor to Bank shall be absolute, and it shall not constitute a defense, counterclaim, set-off or recoupment thereto that Bank has not made any demand or instituted any action or proceeding against Borrower or against any other party who may be liable for all or any of the Obligations or that Bank has not validly taken or perfected a security interest in the Collateral or has not or has improperly foreclosed upon the Collateral or any part of it, nor shall Bank be required to perform any of the above acts against Borrower, any guarantor or the Collateral as a condition to enforcing its rights against Guarantor in accordance with the terms of this Guaranty.

6. Persons or Entities Bound. If this Guaranty is executed by two or more persons or entities, they shall be jointly and severally liable, and all provisions of this Guaranty shall apply to them. The termination of this Guaranty or similar agreement as to one or more of such persons or entities shall not terminate this Guaranty as to any remaining persons or entities. This Guaranty shall be binding upon the heirs, executors, trustees, transferees, administrators, assigns and successors of Guarantor and shall inure to the benefit of and be enforceable by Bank, its successors, transferees and assigns.

7. Reinstatement of Guarantor's Liability. In the event any payment or recovery is received by Bank with respect to the Obligations during the time that this Guaranty is effective and such payment or recovery is subsequently invalidated, declared fraudulent or preferential or otherwise set aside under the terms of any federal or state law or equitable doctrine, then the liability of Guarantor shall be reinstated and Guarantor shall be responsible for the amount of such payment or recovery to Bank under the terms of this Guaranty, notwithstanding the fact that this Guaranty was terminated voluntarily or by law at the time that the payment or recovery was set aside or invalidated as described above.

8. Waiver of Subrogation and Similar Rights. Until the Obligations are finally and irrevocably paid in full, Guarantor irrevocably waives each and every right of subrogation, indemnity, contribution and reimbursement and each and every similar right that Guarantor would have against either or both of Borrower and any other guarantor of the Obligations because of any payment by Guarantor of any portion of the Obligations or because of the provision by Guarantor of any collateral security for such Obligations. To the extent that any of the foregoing rights survive such waiver, Guarantor assigns such rights to Bank as collateral security for payment of the Obligations.

9. New York Law; Consent to Jurisdiction and Venue; Waiver of Trial by Jury. This Guaranty shall be governed by and interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws. Guarantor consents to the jurisdiction of the courts of the State of New York and agrees that any court located in the county in which Bank has its chief executive office shall be the proper forum for any action or proceeding between them unless either (a) Bank, in its sole discretion, chooses another forum or (b) applicable law requires another forum. Guarantor also waives the right to assert in any such action or proceeding any unrelated offsets or counterclaims which it may otherwise have or claim to have. GUARANTOR AND BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THEM BASED UPON, ARISING OUT OF, OR IN ANY WAY CONNECTED TO, THIS GUARANTY, THE OBLIGATIONS, OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.      Certain Consents and Waivers; Miscellaneous Provisions.

         (a) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Guaranty in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         (b) This Guaranty constitutes the final, complete and exclusive agreement between Bank and Guarantor with respect to the guarantee by Guarantor of the Obligations.

         (c) No delay by Bank in exercising any right hereunder, or under the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver, amendment, modification or release of this Guaranty or any provision of this Guaranty or of the Obligations shall be enforceable against Bank unless it is in a writing signed by an officer of Bank and expressly referring to this Guaranty.

         (d) All rights granted Bank pursuant to this Guaranty shall be cumulative and shall be in addition to those granted or available to Bank with respect to the Obligations, any other guaranty agreement and under applicable law, and nothing herein shall be construed as limiting any such other right.

         (e) Guarantor represents and warrants that the execution, delivery and performance of this Guaranty does not and will not contravene any law, agreement, charter, by-law or undertaking to which it is a party or by which it may in any way be bound.

         (f) Guarantor waives notice of presentment, dishonor and protest of the Obligations and of this Guaranty, and furthermore waives promptness in the commencement of any action relating to this Guaranty or the Obligations and in the giving of notice or making of demand upon it or upon any other entity or person.

         (g) Words of the neuter gender may mean and include correlative words of the masculine and feminine gender as appropriate and vice versa. Words noting the singular number shall mean and include the plural number as appropriate and vice versa.

         (h) The headings used in this Guaranty are for convenience only and are not of substantive effect.



                                                        s/ Robert J. Congel
                                                        ___________________
                                                        Robert J. Congel

                                                        s/ Michael J. Falcone
                                                        _____________________
                                                        Michael J. Falcone